OUTSOURCE INTERNATIONAL, INC.

                      TEMPORARY WAIVER AND SECOND AMENDMENT
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         This Temporary Waiver and Second Amendment (this "Amendment"), dated as of June 30, 1999, among (a) OUTSOURCE INTERNATIONAL, INC. (the "Borrower"), (b) OUTSOURCE FUNDING CORPORATION; (c) CAPITAL STAFFING FUND, INC.; (d) OUTSOURCE FRANCHISING, INC.; (e) SYNADYNE I, INC.; (f) SYNADYNE II, INC.; (g) SYNADYNE III, INC.; (h) SYNADYNE IV, INC.; (i) SYNADYNE V, INC.; (j) EMPLOYEES INSURANCE SERVICES, INC.; (k) OUTSOURCE INTERNATIONAL OF AMERICA, INC.; (l) MASS STAFF, INC.; (m) STAFF ALL, INC.; (n) OUTSOURCE OF NEVADA, INC.; (o) EMPLOYMENT CONSULTANTS, INC.; (p) X-TRA HELP, INC.; (q) CO-STAFF, INC.; (r) each of the banks party to the Credit Agreement hereinafter referred to (collectively, the "Banks") and (s) BANKBOSTON, N.A., as agent for the Banks (the "Agent"), pursuant to that certain Third Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), dated as of July 27, 1998, among the Borrower, the Banks and the Agent. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and each Subsidiary of the Borrower whose name appears on the signature page hereof (a "Guarantor") have requested that the Banks and the Agent agree to a temporary waiver of certain provisions of the Credit Agreement; and

         WHEREAS, the Banks and the Agent have agreed to grant to the Borrower an interim waiver upon the terms and subject to the conditions hereof;

         NOW, THEREFORE, the Borrower, the Guarantors, the Banks and the Agent hereby agree as follows:

         1. Limited Waivers. Subject to the satisfaction of the conditions precedent set forth herein and in consideration of and reliance upon the agreements of the Borrower and the Guarantors contained herein, each of the Banks agrees to waive, solely for the period (the "Waiver Period") from June 30, 1999, until 5:00 p.m. Boston time on July 21, 1999, the following provisions of the Credit Agreement to the extent that a Default or Event of Default would otherwise occur (the "Specified Defaults"):

(a) compliance by the Borrower, as of June 30, 1999, with each of the financial condition covenants contained in Section 7.1 of the Credit Agreement; and

(b) the provisions contained in Section 8(f) of the Credit Agreement, provided that no enforcement action is taken by any holder of any Indebtedness referred to in Section 8(f).

Such waiver shall automatically, and without any action, notice, demand or any other occurrence, expire as of the end of the Waiver Period. Upon the expiration of the Waiver Period, (i) the Banks and the Agent shall retain all of the rights and remedies relating to the Specified Defaults, (ii) each Specified Defaults shall be reinstated and shall be in full force and effect for all periods including the monthly period ended June 30, 1999, and (iii) any obligations of the Banks to make Revolving Credit Loans, of the Swingline Bank to make Swingline Loans or of the Issuing Bank to issue, extend or renew Letters of Credit shall be subject to the terms and conditions set forth in the Credit Agreement, including, without limitation, the conditions precedent set forth in
Section 5.2 thereof.

         2. Other Defaults. The waiver set forth in Section 1 shall apply only to the Specified Defaults. No waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is granted hereby. Any obligation of the Banks to make Revolving Credit Loans, of the Swingline Bank to make Swingline Loans or of the Issuing Bank to issue, extend or renew any Letters of Credit shall at all times be subject to the satisfaction of the conditions precedent set forth in Section 5.2 of the Credit Agreement, exclusive, during the Waiver Period, of those conditions precedent relating to whether or not there are Specified Defaults. The Banks and the Agent shall, at all times, retain all of the rights and remedies in respect of any Default or Event of Default under the Credit Agreement other than, during the Waiver Period, the Specified Defaults.

         3. Limitations on Revolving Loans and Letters of Credit. The Borrower hereby agrees that during the Waiver Period it will not, without the prior written consent of the Banks, cause or permit the aggregate amount of all Revolving Credit Loans and Swingline Loans to exceed an amount equal to $21,500,000. The Borrower further agrees that during the Waiver Period (a) the Borrower will not request that the Issuing Bank issue or extend any Letter of Credit and (b) if the Borrower requests the Issuing Bank to renew any Letter of Credit, the Issuing Bank will have no obligation to do so.

         4. Interest. The Borrower hereby agrees, for the period during and after the Waiver Period, that any and all Revolving Credit Loans made after June 30, 1999, shall consist only of Alternate Base Rate Loans. Any Eurodollar Loans outstanding as of June 30, 1999, shall convert to Alternate Base Rate Loans at the end of the Eurodollar Interest Periods then applicable thereto.

         5. Confirmation of Obligations. The Borrower hereby confirms that the obligations of the Borrower arising under each of the Loan Documents to which it is a party, including Indebtedness consisting of Revolving Credit Loans, Swingline Loans and L/C Obligations, are included in the Obligations, constitute valid and binding obligations of the Borrower and are not subject to any claims or defenses whatsoever. Each Guarantor hereby confirms that the obligations of such Guarantor arising under each of the Loan Documents to which it is a party are included in the Obligations, constitute valid and binding obligations of such Guarantor and are not subject to any claims or defenses whatsoever.

         6. Amendment to the OI Security Agreement and the Subsidiary Security Agreements. Each of the OI Security Agreement and the Subsidiary Security Agreements is hereby amended to include the term "investment property" in the definition of "Collateral" contained therein. Each of the Borrower and the Guarantors hereby confirm that it has granted to the Agent, for the benefit of the Banks and the Agent, a security interest in the Collateral as defined in the OI Security Agreement or Subsidiary Security Agreement to which it is a party, including within the term "Collateral" any existing and after-acquired investment property, upon the terms of the OI Security Agreement or (as the case may be) such Subsidiary Security Agreement as amended by this ss.6.

         7. Consent to Asset Sale. The Borrower has previously entered into a five year notional $42,500,000 interest rate collar agreement with BankBoston, N.A. The Banks hereby confirm their consent to the sale of such collar agreement, and the Agent hereby confirms its agreement for the sale to be free and clear of the Agent's security interest therein; provided, that (i) such sale is completed on or prior to July 2, 1999, (ii) the proceeds of such sale are entirely for cash and (iii) such cash proceeds are, contemporaneously with the sale, paid to the Agent for application to the Obligations.

         8. Covenants. The Borrower and each Guarantor hereby agrees that:

         (a) the Borrower and each Guarantor shall permit the Agent or its agents or representatives to engage the services of a consultant professional accounting firm or turnaround management firm to, among other things, visit the Borrower's or such Guarantor's corporate offices or other places of business at such times and with such frequency as the consultant deems appropriate, discuss the Borrower's or such Guarantor's financial matters with its officers, examine any of the Borrower's books or other financial records and advise the Agent and the Banks as to the business, operations and financial condition of the Borrower and its Subsidiaries. All fees and expenses of the consultant shall be borne by the Borrower and shall be included as an Obligation;

         (b) the Borrower and each Guarantor shall forthwith cause each Subsidiary of the Borrower (other than Outsource Funding Corporation) that has not previously done so, to execute and deliver to the Agent a Subsidiary Guarantee and a Subsidiary Security Agreement, each in form and substance satisfactory to the Agent;

         (c) the Borrower and each Guarantor shall, to the extent it has not previously done so, forthwith deliver to the Agent certificates representing one hundred percent 100% or, in the case of non-wholly-owned Subsidiaries, such lower percentage as is owned by the Borrower and its Subsidiaries of the capital stock or other equity interests of each of the Borrower's Subsidiaries, together with stock transfer powers or other appropriate transfer powers for each of such certificates, duly executed in blank, all to be held upon the terms of the Security Documents as amended hereby;

         (d) the Borrower and each Guarantor shall, to the extent that it has not previously done so, forthwith deliver to the Agent all promissory notes, intercompany notes and other instruments evidencing any intercompany or other debt obligations in favor of the Borrower or such Subsidiary, together with appropriate transfer powers for each, all to be held upon the terms of the Security Documents as amended hereby;

         (e) the Borrower and its Subsidiaries shall take all such action as the Agent shall reasonably request, to perfect and preserve the priority of the security interests granted upon the terms of the Security Documents as amended hereby; and

         (f) the Borrower and the Guarantors shall permit, and not interfere with, the direct collection by the Agent of any amounts owing to the Borrower or any Guarantor by Outsource Funding Corporation under the Receivables Securitization Transaction, the Borrower and each Guarantor acknowledging and confirming the right of the Agent to apply any such collections to the Obligations.

         9. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Agent as of the date hereof:

         (a) the execution, delivery and performance of this Amendment is within the corporate or other entity power of the Borrower or such Guarantor;

         (b) this Amendment has been duly authorized, executed and delivered by the Borrower or such Guarantor; and

         (c) this Amendment and the Credit Agreement and other Loan Documents to which it is a party constitute legal, valid and binding obligations of the Borrower or such Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

         10. Effectiveness. This Waiver, other than Section 1 and 2, shall become effective as of June 30, 1999, subject to the receipt by the Agent of a copy hereof executed by the Borrower, the Guarantors, the Banks and the Agent. Sections 1 and 2 of this Amendment shall become effective as of June 30, 1999, subject to the satisfaction of the following conditions on or prior to 12:00 p.m. Boston time on Wednesday, July 7, 1999:

         (a) receipt by the Agent of evidence, satisfactory to the Agent, of the Borrower's and the Guarantors' compliance with their undertakings contained in
Section 8(b), (c) and (d)(any such indication of satisfaction by the Agent shall not, however, relieve the Borrower or any Guarantor from its ongoing undertakings contained therein);

         (b) receipt by the Agent of evidence satisfactory to the Agent that the Liquidity Agreement termination date has been extended for a period of thirty
(30) days from its current July 26, 1999 termination date;

         (c) receipt by the Agent of evidence satisfactory to the Agent that (i) Outsource Funding Corporation has agreed that the cash portion of any proceeds of the sale of receivables by the Borrower or the Guarantors to Outsource Funding Corporation in the Receivables Securitization Transaction will be paid directly by Outsource Funding Corporation to the Agent for application to the Obligations and (ii) such agreement may not be modified without the consent of the Agent; and

         (d) evidence of corporate authority of the Borrower and the Guarantors and a legal opinion of counsel to the Borrower and the Guarantors, all in form and substance satisfactory to the Agent.

         11. Indemnification. The Borrower hereby agrees to indemnify the Banks and their Affiliates and to hold the Agent, the Banks and their respective Affiliates harmless from and against any loss, cost or expense incurred or sustained by the Agent, the Banks or their respective Affiliates in providing payroll, collection, disbursement and other cash management services to the Borrower and its Subsidiaries. The parties hereto further hereby agree that such indemnification obligations shall be Obligations.

         12. Costs and Expenses. The Borrower hereby agrees that all reasonable out-of-pocket costs and expenses of the Agent and its business, consulting and legal advisors, commercial finance examiners and appraisers shall be for the account of the Borrower, and the Borrower's obligations to reimburse the Agent therefor shall be included as an Obligation.

         13. Effect of Amendment. Except as expressly set forth herein, this Amendment does not constitute an amendment or waiver of any term or condition of the Credit Agreement or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Banks to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement or the other Loan Documents. Nothing contained herein shall in any way prejudice, impair or effect any rights or remedies of the Agent and the Banks under the Credit Agreement or any other Loan Document. This Amendment shall constitute a Loan Document.

          14. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement or, as the case may be, such other Loan Document shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF CONNECTICUT (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first set forth above.

                                            OUTSOURCE INTERNATIONAL, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                            CAPITAL STAFFING FUND, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                            OUTSOURCE FRANCHISING, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                            SYNADYNE I, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  Vice President

                                            SYNADYNE II, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  Vice President

                                            SYNADYNE III, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  Vice President

                                       8


                                            SYNADYNE IV, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  Vice President

                                            SYNADYNE V, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  Vice President

                                            EMPLOYEES INSURANCE SERVICES, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                            OUTSOURCE INTERNATIONAL OF AMERICA, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                            MASS STAFF, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                            STAFF ALL, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                       9

                                            OUTSOURCE OF NEVADA, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                            EMPLOYMENT CONSULTANTS, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                            X-TRA HELP, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                            CO-STAFF, INC.


                                            By:  /s/ Paul M. Burrell
                                            ---  -------------------
                                                     Name:  Paul M. Burrell
                                                     Title:  President

                                       10

                                            BANKBOSTON, N.A., individually and as Agent


                                            By:  /s/ C. Christopher Smith
                                            ---  ------------------------
                                                     Name:  C. Christopher Smith
                                                     Title:  Vice President

                                            COMERICA BANK


                                            By:  /s/ Martin G. Ellis
                                            ---  -------------------
                                                     Name:  Martin G. Ellis
                                                     Title:  Vice President

                                            LASALLE NATIONAL BANK


                                            By:  /s/ John J. McGuire
                                            ---  -------------------
                                                     Name:  John J. McGuire
                                                     Title:  First Vice President

                                            SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION


                                            By:  /s/ T. Michael Logan
                                            ---  --------------------
                                                     Name:  T. Michael Logan
                                                     Title:  Managing Director

                                            FLEET NATIONAL BANK


                                            By:  /s/ Daniel D. Butler
                                            ---  --------------------
                                                     Name:  Daniel D. Butler
                                                     Title:  Vice President



                                       11